SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                  ---------------------------------------------

                                   FORM 8-K/A

                                (Amendment No.1)

                                 CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
                      December 30, 1996 (November 19, 1996)
                          ----------------------------

                      GLENBOROUGH REALTY TRUST INCORPORATED
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Maryland                      001-14162                     94-3211970
----------------                 ----------                   -------------
(State or other                 (Commission                   (IRS Employer
 jurisdiction of                 File Number)                  I.D. Number)
 incorporation)


        400 South El Camino Real, Ste. 1100, San Mateo, California 94402
       -----------------------------------------------------------------
                    (Address of principal executive offices)

       Registrant's Telephone number, including area code:(415) 343-9300
                                                           -------------

Glenborough Realty Trust Incorporated (the "Company") hereby amends Item 7 of its Current Report on Form 8-K filed with the Securities and Exchange Commission (the "Commission") on December 4, 1996, to file the Pro Forma Financial Statements of the Company and exhibits related to the acquisition of the Carlsberg Properties (as defined in such Form 8-K) and the acquisition of the TRP Properties previously reported in the Company's Current Report on Form 8-K filed with the Commission on November 1, 1996, and defined therein.

Item 7.       FINANCIAL STATEMENTS AND EXHIBITS

              (a)    FINANCIAL STATEMENTS

                     REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS                  4

                     Statement of revenues and certain expenses
                     of the TRP Properties for the nine
                     months ended September 30, 1996 (unaudited)
                     and for the year ended December 31, 1995.                 5

                     REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS                  8

                     Statement of revenues and certain expenses
                     of the Carlsberg Properties for the nine
                     months ended September 30, 1996 (unaudited)
                     and for the year ended December 31, 1995.                 9

              (b)    PRO FORMA FINANCIAL STATEMENTS

The accompanying pro forma financial statements represent the Company's consolidated balance sheet and consolidated statement of operations as of and for the nine months ended September 30, 1996 and for the year ended December 31, 1995, as if the transactions and the Consolidation (discussed below) took place on January 1, 1995.

The pro forma adjustments reflect: (a) the acquisition of the TRP Properties and the Carlsberg Properties; (b) the new debt and interest thereon and (c) the effect that these adjustments have on minority interest.

The Pro Forma information is unaudited and is not necessarily indicative of the consolidated results which would have occurred if the transactions had been consummated in the year presented, or on any particular date in the future, nor does it purport to represent the financial position or results of operations in future periods.

                     Pro Forma Consolidated Balance Sheet at
                     September 30, 1996 with accompanying notes
                     and adjustments                                          12

                     Pro Forma Consolidated Statement of
                     Operations for the nine months ended
                     September 30, 1996                                       15

                     Pro Forma Consolidated Statement of
                     Operations for the year ended
                     December 31, 1995                                        17

                     Notes and adjustments to Proforma Consolidated
                     Statements of Operations for the nine months
                     ended September 30, 1996 and the year ended
                     December 31, 1995                                        19

The As Adjusted financial statements represent the Company's consolidated statement of operations for the year ended December 31, 1995 as if the consolidation (the "Consolidation") of eight predecessor California Limited partnerships (Equitec Income Real Estate Investors B, Equitec Income Real Estate Investors C, Equitec Income Real Estate Investors-Equitec Fund 4, Equitec Mortgage Investors Fund IV, Equitec 79 Real Estate Investors, Outlook Properties Fund IV, Glenborough All Suites Hotels, L.P. and Glenborough Pension Investors) (the "Partnerships") and Glenborough Corporation (previously disclosed on Forms 8-K and 8-K/A filed with the Securities and Exchange Commission on January 15, 1996 and March 15, 1996, respectively) had taken place on January 1, 1995.

The As Adjusted information is unaudited and is not necessarily indicative of the consolidated results which would have occurred if the transactions had been consummated in the year presented, or on any particular date in the future, nor does it purport to represent the financial position or results of operations in future periods.

The   following   financial   statements   reflect  the  unaudited  As  Adjusted
Consolidated Financial Statements of Glenborough Realty Trust Incorporated for the year ended December 31, 1995.

                     Glenborough Realty Trust Incorporated
                     As Adjusted Consolidating Statement of
                     Operations with accompanying notes and
                     adjustments                                              22

                     Glenborough Realty Trust Incorporated
                     As Adjusted Historical Combining
                     Statement of Operations with
                     accompanying notes and adjustments                       26

                     Glenborough Realty Trust Incorporated
                     As Adjusted Statement of Hotel Lessor
                     Operations with accompanying notes
                     and adjustments                                          29

                     Glenborough Hotel Group ("GHG") As
                     Adjusted Statement of Operations with
                     accompanying notes and adjustments                       31

                     Glenborough Corporation ("GC") As
                     Adjusted Statement of Operations with
                     accompanying notes and adjustments                       35

                     Glenborough Inland Realty Corporation
                     ("GIRC") As Adjusted Statement of
                     Operations with accompanying notes
                     and adjustments                                          39

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To Glenborough Realty Trust Incorporated:

We have audited the accompanying statement of revenues and certain expenses of the TRP Properties, as defined in Note 1, for the year ended December 31, 1995. This financial statement is the responsibility of the management of the Company. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1, and is not intended to be a complete presentation of the revenues and expenses of the TRP Properties.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the TRP Properties for the year ended December 31, 1995, in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP

San Francisco, California
July 9, 1996


                                 GLENBOROUGH REALTY TRUST INCORPORATED
                            STATEMENTS OF REVENUES AND CERTAIN EXPENSES FOR
                                          THE TRP PROPERTIES
                       For The Nine Months Ended September 30, 1996 (Unaudited)
                                 And The Year Ended December 31, 1995
                                            (in thousands)



                                                Nine Months
                                                   Ended                                    Year
                                               September 30,                                Ended
                                                   1996                                 December 31,
                                                (Unaudited)                                 1995
                                              ---------------                          --------------


REVENUES                                             $ 5,979                                  $ 7,336

CERTAIN EXPENSES:
         Operating                                     1,338                                    1,854
         Real estate taxes                               543                                      694
                                                     -------                                  -------
                                                       1,881                                    2,548
                                                     -------                                  -------

REVENUES IN
 EXCESS OF CERTAIN
 EXPENSES                                            $ 4,098                                  $ 4,788
                                                     =======                                  =======
























                   The accompanying notes are an integral part of these statements.

                      GLENBOROUGH REALTY TRUST INCORPORATED
            NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES FOR
                               THE TRP PROPERTIES
            For The Nine Months Ended September 30, 1996 (Unaudited)
                      And The Year Ended December 31, 1995


1.   BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
     POLICY

     Property Acquired - The accompanying statements of revenues and certain expenses include the operations (see "Basis of Presentation" below) of the following TRP Properties (the "TRP Properties") acquired by Glenborough Realty Trust Incorporated (the "Company") from Trust Realty Partners, an unaffiliated third party.

Property                                                  City                   State           Type
--------                                                  -----                  -----           ----
Auburn North                                              Auburn                 WA              Shopping Cntr
One Professional Square                                   Omaha                  NB              Office
Warner Village Medical Center                             Fountain
                                                          Valley                 CA              Office
The Globe Office Building                                 Mercer
                                                          Island                 WA              Office
Rancho Bernardo R & D Center                              Rancho
                                                          Bernardo               CA              Industrial
Hoover Industrial Center                                  Mesa                   AZ              Industrial
Walnut Creek Business Center                              Austin                 TX              Industrial
Mercantile Industrial I                                   Dallas                 TX              Industrial
Quaker Industrial (formerly
         Mercantile Industrial II)                        Dallas                 TX              Industrial
Pinewood Industrial (formerly
         Mercantile Industrial III)                       Arlington              TX              Industrial
Villas de Mission Apartments                              Las Vegas              NV              Multifamily
Sahara Gardens Apartments                                 Las Vegas              NV              Multifamily

     Basis of Presentation - The accompanying statements of revenues and certain expenses are not intended to be a complete presentation of the actual operations of the TRP Properties for the periods presented. Certain expenses may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Properties; however, the Company is not aware of any material factors relating to the TRP Properties that would cause the reported financial information not to be indicative of future operating results. Excluded expenses consist of property management fees, interest expense, depreciation and amortization and other costs not directly related to the future operations of the TRP Properties.

     These financial statements have been prepared for the purpose of complying with certain rules and regulations of the Securities and Exchange Commission.

     The financial information presented for the nine months ended September 30, 1996 is not audited. In the opinion of management, the unaudited financial information contains all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of the statements of revenues and certain expenses for the TRP Properties.

     Revenue Recognition - All leases are classified as operating leases, and rental revenue is recognized on a straight-line basis over the terms of the leases.

2.       LEASING ACTIVITY

     The minimum future rental revenues from leases in effect as of October 1, 1996, for the remainder of 1996 and annually thereafter are as follows (in thousands)

                         Year                       Amount
                  ------------------             ---------
                  1996 (three months)            $     903
                  1997                               2,993
                  1998                               1,845
                  1999                               1,270
                  2000                                 734
                  2001                                 475
                  Thereafter                         1,020
                                                 ---------
                  Total                          $   9,240
                                                 =========

In addition to minimum rental payments, tenants pay reimbursements for their pro rata share of specified operating expenses, which amounted to $395 (unaudited) for the nine months ended September 30, 1996, and $418 for the year ended December 31, 1995. Certain leases contain lessee renewal options.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To Glenborough Realty Trust Incorporated:

We have audited the accompanying statement of revenues and certain expenses of the Carlsberg Properties, as defined in Note 1, for the year ended December 31, 1995. This financial statement is the responsibility of the management of the Company. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1, and is not intended to be a complete presentation of the revenues and expenses of the Carlsberg Properties.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Carlsberg Properties for the year ended December 31, 1995, in conformity with generally accepted accounting principles.



ARTHUR ANDERSEN LLP

San Francisco, California
November 15, 1996


                                  GLENBOROUGH REALTY TRUST INCORPORATED
                             STATEMENTS OF REVENUES AND CERTAIN EXPENSES FOR
                                         THE CARLSBERG PROPERTIES
                         For The Nine Months Ended September 30, 1996 (Unaudited)
                                   And the Year Ended December 31, 1995
                                              (in thousands)



                                                                  Nine Months
                                                                     Ended                      Year
                                                                 September 30,                  Ended
                                                                     1996                   December 31,
                                                                  (unaudited)                   1995
                                                                  ----------                 -----------

REVENUES                                                           $   2,291                   $   2,836

CERTAIN EXPENSES:
         Operating                                                       650                         783
         Real estate taxes                                               206                         278
                                                                   ---------                   ---------
                                                                         856                       1,061
                                                                   ---------                   ---------


REVENUES IN EXCESS OF
         CERTAIN EXPENSES                                          $   1,435                   $   1,775
                                                                   =========                   =========


























                    The accompanying notes are an integral part of these statements.

                      GLENBOROUGH REALTY TRUST INCORPORATED
        NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES FOR
                            THE CARLSBERG PROPERTIES
            For the Nine Months Ended September 30, 1996 (unaudited)
                      and the Year Ended December 31, 1995


1.       BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
         POLICY

     Properties Acquired - The accompanying combined statements of revenues and certain expenses include the operations (see "Basis of Presentation") of the following five properties (the "Carlsberg Properties") acquired by Glenborough Realty Trust Incorporated (the "Company"), from an unaffiliated third party.

Property                                                  City                   State         Type
--------                                                  -----                  -----         ----
Sonora Plaza                                              Sonora                 CA            Shopping Cntr
Vintage Pointe (formerly
         Carlsberg Plaza)                                 Phoenix                AZ            Office
Hillcrest Office Plaza                                    Fullerton              CA            Office
Dallidet Professional Center                              San Luis
                                                          Obispo                 CA            Office
Trade Winds Financial Center                              Mesa                   AZ            Office

     Basis of Presentation - The accompanying statements of revenues and certain expenses are not intended to be a complete presentation of the actual operations of the Carlsberg Properties for the periods presented. Certain expenses may not be comparable to the expenses incurred by the Company in the future operations of the Carlsberg Properties; however, the Company is not aware of any material factors relating to the Carlsberg Properties that would cause the reported financial information not to be indicative of future operating results. Excluded expenses consist of property management fees, interest expense, depreciation and amortization and other costs not directly related to the future operations of the Carlsberg Properties.

     These financial statements have been prepared for the purpose of complying with certain rules and regulations of the Securities and Exchange Commission.

     The financial information presented for the nine months ended September 30, 1996 is not audited. In the opinion of management, the unaudited financial information contains all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of the combined statements of revenues and certain expenses for the Carlsberg Properties.

     Revenue Recognition - All leases are classified as operating leases, and rental revenue is recognized on a straight-line basis over the terms of the leases.

                      GLENBOROUGH REALTY TRUST INCORPORATED
        NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES FOR
                     THE CARLSBERG PROPERTIES - (Continued)
            For the Nine Months Ended September 30, 1996 (unaudited)
                      and the Year Ended December 31, 1995


2.   LEASING ACTIVITY

     The minimum future rental revenues from leases in effect as of October 1, 1996, for the remainder of 1996 and annually thereafter are as follows (in thousands):


                  Year                              Amount
                  ------------------             ---------
                  1996 (three months)           $      640
                  1997                               2,492
                  1998                               2,122
                  1999                               1,629
                  2000                               1,476
                  2001                               1,179
                  Thereafter                         5,536
                                                 ---------
                  Total                         $   15,074
                                                 =========

In addition to minimum rental payments, tenants pay reimbursements for their pro rata share of specified operating expenses, which amounted to $195 (unaudited) for the nine months ended September 30, 1996 and $231 for the year ended December 31, 1995. Certain leases contain lessee renewal options.


                                                GLENBOROUGH REALTY TRUST INCORPORATED
                                                 PRO FORMA CONSOLIDATED BALANCE SHEET
                                                    (in thousands, except shares)
                                                          September 30, 1996
                                                             (Unaudited)

                                                                                               Property
                                                                      Historical(1)         Acquisitions(2)              Offering(3)
                                                                    --------------          --------------               -----------
ASSETS
Rental property, net                                                     $  99,165               $  64,388                 $     ---
Investments in Associated Companies
 and Glenborough Partners                                                    6,189                     500                       ---
Investments in management contracts
 and other, net                                                                355                     ---                       ---
Mortgage loans receivable, net                                               7,213                   3,600                       ---
Cash and cash equivalents                                                      610                 (23,457)                   46,714
Other assets                                                                 5,673                     ---                       ---
                                                                          --------                --------                  --------
    TOTAL ASSETS                                                         $ 119,205               $  45,031                 $  46,714
                                                                          ========                ========                  ========
LIABILITIES
 Mortgage loans                                                          $  29,542               $  25,200                 $     ---
 Secured bank line                                                          29,002                  14,744                       ---
 Other liabilities                                                           3,541                   1,338                       ---
                                                                          --------                --------                  --------
    Total liabilities                                                       62,085                  41,282                       ---
                                                                          --------                --------                  --------

MINORITY INTEREST                                                            8,285                     760                       ---
                                                                          --------                --------                  --------

STOCKHOLDERS' EQUITY
 Common stock (9,661,553 shares
      issued and outstanding)                                                    6                     ---                         4
 Additional paid-in capital                                                 56,147                   2,989                    46,710
 Deferred compensation                                                        (446)                    ---                       ---
 Retained earnings (deficit)                                                (6,872)                    ---                       ---
                                                                          --------                --------                  --------
    Total stockholders' equity                                              48,835                   2,989                    46,714
                                                                          --------                --------                  --------
    TOTAL LIABILITIES AND
     STOCKHOLDERS' EQUITY                                                 $119,205               $  45,031                  $ 46,714
                                                                          ========                ========                  ========










                                                            - continued -


                                        GLENBOROUGH REALTY TRUST INCORPORATED
                                         PRO FORMA CONSOLIDATED BALANCE SHEET
                                      (in thousands, except shares) - continued
                                                  September 30, 1996
                                                     (Unaudited)

                                                                                       Repayment
                                                                                       of Debt(4)          Pro Forma
                                                                                       ----------          ---------
ASSETS
Rental property, net                                                                     $    ---           $163,553
Investments in Associated Companies
 and Glenborough Partners                                                                     ---              6,689
Investments in management contracts
 and other, net                                                                               ---                355
Mortgage loans receivable                                                                     ---             10,813
Cash and cash equivalents                                                                 (23,128)               739
Other assets                                                                                  ---              5,673
                                                                                         --------           --------
    TOTAL ASSETS                                                                         $(23,128)          $187,822
                                                                                         ========           ========
LIABILITIES
 Mortgage loans                                                                          $    ---           $ 54,742
 Secured bank line                                                                        (23,128)            20,618
 Other liabilities                                                                            ---              4,879
                                                                                         --------           --------
    Total liabilities                                                                     (23,128)            80,239
                                                                                         --------           --------

MINORITY INTEREST                                                                             ---              9,045
                                                                                         --------           --------

STOCKHOLDERS' EQUITY
 Common stock (9,661,553 shares
      issued and outstanding)                                                                 ---                 10
 Additional paid-in capital                                                                   ---            105,846
 Deferred compensation                                                                        ---               (446)
 Retained earnings (deficit)                                                                  ---             (6,872)
                                                                                         --------           --------
    Total stockholders' equity                                                                ---             98,538
                                                                                         --------           --------
    TOTAL LIABILITIES AND
     STOCKHOLDERS' EQUITY                                                                $(23,128)          $187,822
                                                                                         ========           ========

                      GLENBOROUGH REALTY TRUST INCORPORATED
                 NOTES AND ADJUSTMENTS TO PRO FORMA CONSOLIDATED
                     BALANCE SHEET AS OF SEPTEMBER 30, 1996
                        (unaudited, dollars in thousands)

1. Reflects the historical consolidated balance sheet of the Company as of September 30, 1996, which includes the acquisitions of the following properties:

          Property                              Purchase Price
          ----------------------                --------------
          UCT Property                             $18,600,000
          San Antonio Hotel                        $ 2,700,000
          Kash n' Karry Property                   $ 1,540,000
          Bond Street Property                     $ 3,200,000

2. Reflects the acquisition of the Carlsberg Properties (including a note receivable secured by the Grunow Medical Building) and the acquisition of the TRP Properties for total acquisition prices of $19,589 and $43,200, respectively, including acquisition costs of approximately $1,599. These acquisitions were funded with approximately $23,457 of the net proceeds from the Offering, assumption of approximately $25,200 of mortgage debt, borrowings on the secured bank line (the "Facility") of approximately $14,744, and the issuance of 52,386 Operating Partnership units with an aggregate approximate value of $760 and 206,844 shares of unregistered Common Stock with an aggregate approximate value of $2,989. The assumed mortgages bear interest rates of 8.00% to 9.25% and mature between August 1998 and August 2015.

3. Reflects the net proceeds from the Offering. In connection with the Offering, the Company incurred costs of approximately $4,145.

4. Reflects the repayment of borrowings on the Facility of approximately $23,128. After the Offering and the completion of the acquisitions of the Carlsberg and TRP Properties, the Company had approximately $29,382 of remaining borrowing capacity on the Facility.


                                                GLENBOROUGH REALTY TRUST INCORPORATED
                                            PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                             For the nine months ended September 30, 1996
                                               (in thousands, except per share amounts)
                                                             (Unaudited)

                                                                                              Facility and              Property
                                                                      Historical(1)           Term Loan(2)           Acquisitions(3)
                                                                      -------------           ------------            --------------
REVENUES
    Rental revenue                                                        $ 11,281                $    ---                  $ 11,376
    Fees and reimbursements from
      affiliates                                                               199                     ---                       ---
    Interest and other income                                                  623                     ---                       ---
    Equity in earnings of
      Associated Companies                                                   1,363                     ---                       ---
    Gain on sale of rental
      properties                                                               321                     ---                       ---
                                                                          --------                --------                  --------
         Total revenue                                                      13,787                     ---                    11,376
                                                                          --------                --------                  --------
OPERATING EXPENSES
    Operating expenses                                                       3,244                     ---                     3,978
    General and administrative                                                 977                     ---                       ---
    Depreciation and amortization                                            2,694                     ---                     1,412
    Interest expense                                                         2,546                   1,681                     1,937
                                                                          --------                --------                  --------
            Total operating expenses                                         9,461                   1,681                     7,327
                                                                          --------                --------                  --------
Income from operations before
 minority interest                                                           4,326                  (1,681)                    4,049

Minority interest                                                             (312)                    ---                       ---
                                                                          --------                --------                  --------
Net income                                                                $  4,014                $ (1,681)                 $  4,049
                                                                          ========                ========                  ========

Net income per share                                                      $   0.70
                                                                          ========

Weighted average number of
    common shares outstanding                                            5,763,742
                                                                         =========












                                                            - continued -


                                                GLENBOROUGH REALTY TRUST INCORPORATED
                                      PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS - continued
                                             For the nine months ended September 30, 1996
                                               (in thousands, except per share amounts)
                                                             (Unaudited)

                                                                      Repayment
                                                                      of Debt(4)                  Other(5)              Pro Forma(6)
                                                                      ----------                 ---------              ------------
REVENUES
    Rental revenue                                                     $     ---                  $   (260)               $  22,397
    Fees and reimbursements from
      affiliates                                                             ---                       ---                      199
    Interest and other income                                                ---                       (24)                     599
    Equity in earnings of
      Associated Companies                                                   ---                        79                    1,442
    Gain on sale of rental
      properties                                                             ---                       ---                      321
                                                                        --------                  --------                  --------
         Total revenue                                                       ---                      (205)                  24,958
                                                                        --------                  --------                  --------
OPERATING EXPENSES
    Operating expenses                                                       ---                      (128)                   7,094
    General and administrative                                               ---                       150                    1,127
    Depreciation and amortization                                            ---                       (50)                   4,056
    Interest expense                                                      (1,344)                      ---                    4,820
                                                                        --------                  --------                  --------
            Total operating expenses                                      (1,344)                      (28)                  17,097
                                                                        --------                  --------                  --------
Income from operations before
 minority interest                                                         1,344                      (177)                   7,861

Minority interest                                                            ---                      (290)                    (602)
                                                                        --------                  --------                  --------
Net income                                                              $  1,344                  $   (467)                $  7,259
                                                                        ========                  ========                  ========

Net income per share                                                                                                       $   0.75
                                                                                                                            ========

Weighted average number of
    common shares outstanding                                                                                             9,661,553
                                                                                                                           =========





                                                GLENBOROUGH REALTY TRUST INCORPORATED
                                            PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                                 For the year ended December 31, 1995
                                               (in thousands, except per share amounts)
                                                             (Unaudited)

                                                                                              Facility and              Property
                                                                   Historical(1)              Term Loan(2)           Acquisitions(3)
                                                                   -------------              ------------           ---------------
REVENUES
    Rental revenue                                                      $ 13,472                  $    ---                  $ 15,561
    Fees and reimbursements from
      affiliates                                                             260                       ---                       ---
    Interest and other income                                                982                       ---                       ---
    Equity in earnings of
      Associated Companies                                                 1,691                       ---                       ---
                                                                        --------                  --------                  --------
         Total revenue                                                    16,405                       ---                    15,561
                                                                        --------                  --------                  --------
OPERATING EXPENSES
    Operating expenses                                                     4,061                       ---                     5,953
    General and administrative                                               983                       ---                       ---
    Depreciation and amortization                                          3,654                       ---                     1,763
    Interest expense                                                       2,767                     2,202                     3,303
    Loss provision                                                           863                       ---                       ---
                                                                        --------                  --------                  --------
            Total operating expenses                                      12,328                     2,202                    11,019
                                                                        --------                  --------                  --------
Income from operations before
 minority interest                                                         4,077                    (2,202)                    4,542

Minority interest                                                           (281)                      ---                       ---
                                                                        --------                  --------                  --------
Net income                                                              $  3,796                  $ (2,202)                 $  4,542
                                                                        ========                  ========                  ========

Net income per share                                                    $   0.66
                                                                        ========

Weighted average number of
    common shares outstanding                                          5,753,709
                                                                       =========













                                                            - continued -


                                                GLENBOROUGH REALTY TRUST INCORPORATED
                                      PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS - continued
                                                 For the year ended December 31, 1995
                                               (in thousands, except per share amounts)
                                                             (Unaudited)

                                                                      Repayment
                                                                      of Debt(4)                  Other(5)              Pro Forma(6)
                                                                     -----------                 ---------              ------------
REVENUES
    Rental revenue                                                     $     ---                  $   (595)                $  28,438
    Fees and reimbursements from
      affiliates                                                             ---                       ---                       260
    Interest and other income                                                ---                       396                     1,378
    Equity in earnings of
      Associated Companies                                                   ---                       106                     1,797
                                                                        --------                  --------                  --------
         Total Revenue                                                       ---                       (93)                   31,873
                                                                        --------                  --------                  --------
OPERATING EXPENSES
    Operating expenses                                                       ---                      (273)                    9,741
    General and administrative                                               ---                       200                     1,183
    Depreciation and amortization                                            ---                      (116)                    5,301
    Interest expense                                                      (1,792)                      ---                     6,480
    Loss provision                                                           ---                       ---                       863
                                                                        --------                  --------                  --------
            Total operating expense                                       (1,792)                     (189)                   23,568
                                                                        --------                  --------                  --------
Income from operations before
 minority interest                                                         1,792                        96                     8,305
Minority interest                                                            ---                      (352)                    (633)
                                                                        --------                  --------                  --------
Net income                                                              $  1,792                 $    (256)                 $  7,672
                                                                        ========                  ========                  ========

Net income per share                                                                                                        $   0.79
                                                                                                                            ========

Weighted average number of
    common shares outstanding                                                                                              9,661,553
                                                                                                                           =========



                      GLENBOROUGH REALTY TRUST INCORPORATED
                 NOTES AND ADJUSTMENTS TO PRO FORMA CONSOLIDATED
                  STATEMENTS OF OPERATIONS FOR THE NINE MONTHS
          ENDED SEPTEMBER 30, 1996 AND THE YEAR ENDED DECEMBER 31, 1995
                        (unaudited, dollars in thousands)

1. Reflects the historical consolidated operations of the Company for the nine months ended September 30, 1996, excluding extraordinary items and Consolidation costs, and the as adjusted consolidated operations of the Company for the year ended December 31, 1995. The as adjusted operations reflect the Consolidation and related transactions as if such transactions had occurred on January 1, 1995. These Proforma Consolidated Statements of Operations should be read in conjunction with the unaudited As Adjusted Statement of Operations of the Company for the year ended December 31, 1995 included on pages 22 to 28 of this Form 8-K/A.

2. Reflects the repayment of the Company's original secured bank line with borrowings on the Company's replacement Facility and Term Loan. The repayment results in a net increase in interest expense consisting of the following:

                                         Nine Months                    Year
                                           Ended                       Ended
                                        September 30,               December 31,
                                            1996                        1995
                                        ------------                -----------
       Interest differential              $  1,461                   $  1,933
       Amortization of new loan fees           221                        295
       Amortization of old loan fees           (56)                       (99)
       Unused Facility fees                     55                         73
                                           -------                    -------
                                          $  1,681                   $  2,202
                                           =======                    =======

The amortization of the new loan fees is based upon total estimated fees and costs of $1,309 over the respective terms of the Facility and Term Loan. The unused Facility fees are based upon 0.25% of the pro forma unused Facility capacity as of September 30, 1996 of approximately $29,382.

The Facility provides for maximum borrowings of up to $50,000, but is limited to a specified borrowing base ($50,000 on a pro forma basis), has an initial term of two years which can be extended an additional three years at the option of the Company, bears interest at LIBOR plus 2.375% (assumed to be 7.750%), requires monthly interest-only payments and requires annual unused Facility fees equal to 0.25% of the unused Facility balance. The Term Loan has a term of two years and bears interest at LIBOR plus 2.375% (assumed to be 7.750%). In connection with obtaining the Facility and Term Loan, the Company incurred commitment fees and other costs totaling approximately $1,309.

3.  Reflects  the  historical  operations  of  the  Carlsberg  Properties,   TRP
Properties, UCT Property, Bond Street Property, Kash n' Karry Property and the San Antonio Hotel.

                               Nine Months Ended September 30, 1996
                             (or portion of 1996 prior to acquisition)
                             ----------------------------------------
                              Carlsberg                        TRP                          UCT
                              Properties                   Properties                    Property
                             -----------                  -----------                   ---------
       Revenues                $ 2,291                    $  5,979                      $  2,290
       Operating expenses         (856)                     (1,881)                       (1,016)
                               -------                     -------                       -------
                               $ 1,435                    $  4,098                      $  1,274
                               =======                     =======                       =======

                                Nine Months Ended September 30, 1996
                              (or portion of 1996 prior to acquisition)
                              ----------------------------------------
                               Bond                Kash n'               San
                              Street               Karry               Antonio             Combined
                             Property             Property              Hotel               Total
                             --------             --------             -------             -------
       Revenues              $  519                $   93              $  204             $ 11,376
       Operating expenses      (190)                  ---                 (35)              (3,978)
                             ------                ------              ------              -------
                             $  329                $   93              $  169             $  7,398
                             ======                ======              ======              =======

                                                                Year Ended December 31, 1995
                                                                ----------------------------
                                                Carlsberg                     TRP                       UCT
                                               Properties                  Properties                 Property
                                               -----------                 -----------                ---------
       Revenues                                 $  2,836                    $  7,336                  $  4,239
       Operating expenses                         (1,061)                     (2,548)                   (2,042)
                                                 -------                     -------                   -------
                                                $  1,775                    $  4,788                  $  2,197
                                                 =======                     =======                   =======

                                                                Year Ended December 31, 1995
                                                                ----------------------------
                                                   Bond              Kash n'            San
                                                  Street              Karry           Antonio         Combined
                                                 Property           Property           Hotel            Total
                                                 --------           --------          -------          -------
       Revenues                                  $   631             $   166         $   353           $ 15,561
       Operating expenses                           (241)                ---             (61)            (5,953)
                                                 -------             -------         -------            -------
                                                 $   390             $   166         $   292           $  9,608
                                                 =======             =======         =======            =======

Also, reflects estimated depreciation and amortization, based upon estimated useful lives of 40 years on a straight-line basis, estimated interest on the pro forma Facility borrowings of approximately $14,744 used to acquire the Carlsberg

Properties in 1996 and approximately $38,849 used to acquire the Carlsberg Properties, UCT Property, Bond Street Property, Kash n' Karry Property and San Antonio Hotel in 1995 and estimated interest on the pro forma mortgage debt assumed of approximately $25,200 in connection with the acquisition of the Carlsberg Properties and the TRP Properties in 1996 and 1995. The estimated interest on the Facility borrowing is based on an assumed interest rate of 7.750% and estimated interest on the mortgage loans assumed is based upon an assumed weighted average rate of 8.570%.

4. Reflects the reduction of interest expense resulting from the repayment of borrowings on the Facility of approximately $23,128 at an assumed interest rate of 7.750%. The Company's Facility and Term Loan are subject to changes in LIBOR. Based upon the pro forma Facility and Term Loan balances as of September 30, 1996, a 1/8% increase or decrease in LIBOR will result in increased or decreased annual interest expense of approximately $32.

5. Reflects a (i) net increase in the Company's equity in earnings from its investments in GC and GHG, (ii) interest income on the note receivable from Carlsberg secured by the Grunow Medical Building, (iii) the elimination of actual revenues and expenses of the All American Self Storage properties that were sold in June 1996, (iv) the minority interests' share of the pro forma adjustments to the net income of the Operating Partnership and (v) increased general and administrative expenses of approximately $150 per year related to the property acquisitions. The net increase in equity in earnings from its investments in GC and GHG is comprised primarily of (i) a decrease due to a reduction of annual management fees of approximately $152 received by GC from the UCT Property and the Bond Street Property net of estimated taxes, (ii) approximately $300 in additional management fees for GC from certain related Carlsberg properties not acquired by the Company and (iii) an increase due to an estimated annual increase in GHG's net income of approximately $38 due to its leasing of the San Antonio Hotel from the Company.

6. The pro forma taxable income before dividends paid deduction for the Company for the nine months ended September 30, 1996 was approximately $8,825 which has been calculated as pro forma net income from operations of approximately $7,881 plus GAAP basis depreciation and amortization of approximately $4,036 less tax basis depreciation and amortization and other tax differences of approximately $3,092.


                                                GLENBOROUGH REALTY TRUST INCORPORATED
                                          AS ADJUSTED CONSOLIDATING STATEMENT OF OPERATIONS
                                                For the Year Ended December 31, 1995
                                         (unaudited, in thousands, except per share amounts)

                                                       Glenborough            As Adjusted
                                                      Realty Trust            Historical           Hotel               Management
                                                     Incorporated(a)          Combined(b)       Operations(c)         Operations(d)
                                                     --------------           -----------       -----------           ------------
REVENUES:
Rental revenues                                           $    ---            $  9,189           $  2,182                $    ---

Management fee income                                          ---                 260                ---                     ---

Interest and other income                                      ---                 982                ---                     ---

Equity in earnings of
    Associated Companies                                       ---                 ---                 32                   1,659
                                                          --------            --------           --------                --------
      Total revenues                                           ---              10,431              2,214                   1,659
                                                          --------            --------           --------                --------
OPERATING EXPENSES:
Operating expenses                                             ---               3,698                363                     ---

General and administrative                                     ---                 953                ---                     ---

Depreciation and
 amortization                                                  ---               2,488                944                     ---

Interest expense                                               ---               1,993                ---                     ---

Loss provision                                                 ---                 863                ---                     ---
                                                          --------            --------           --------                --------
      Total operating
       expenses                                                ---               9,995              1,307                     ---
                                                          --------            --------           --------                --------

Income from operations
    before minority interest                                   ---                 436                907                   1,659

Minority interest                                              ---                 ---                ---                     ---
                                                          --------            --------           --------                --------
Net income (loss)                                         $    ---            $    436           $    907                $  1,659
                                                          ========            ========           ========                ========










                                                             -continued-


                                                GLENBOROUGH REALTY TRUST INCORPORATED
                                    AS ADJUSTED CONSOLIDATING STATEMENT OF OPERATIONS - continued
                                                For the Year Ended December 31, 1995
                                         (unaudited, in thousands, except per share amounts)

                                                                                                                       Glenborough
                                                                               Debt Pay             Other             Realty Trust
                                                           GPA                 Down and           Pro-Forma           Incorporated
                                                      Properties(e)         Refinancings(f)      Adjustments          Consolidated
                                                     --------------           -----------        -----------          ------------
REVENUES:
Rental revenues                                          $   2,101            $    ---           $    ---               $  13,472

Management fee income                                          ---                 ---                ---                     260

Interest and other income                                      ---                 ---                ---                     982

Equity in earnings of
    Associated Companies                                       ---                 ---                ---                   1,691
                                                          --------            --------           --------                --------
      Total revenues                                         2,101                 ---                ---                  16,405
                                                          --------            --------           --------                --------
OPERATING EXPENSES:
Operating expenses                                             ---                 ---                ---                   4,061

General and administrative                                     ---                 ---                 30  (g)                983

Depreciation and
 amortization                                                  ---                 ---                222  (h)              3,654

Interest expense                                               ---                 774                ---                   2,767

Loss provision                                                 ---                 ---                ---                     863
                                                          --------            --------           --------                --------
      Total operating
       expenses                                                ---                 774                252                  12,328
                                                          --------            --------           --------                --------
Income from operations
    before minority interest                                 2,101                (774)              (252)                  4,077

Minority interest                                              ---                 ---               (281) (i)               (281)
                                                          --------            --------           --------                --------
Net income (loss)                                         $  2,101            $   (774)          $   (533)               $  3,796
                                                          ========            ========           ========                ========

Net income per share                                                                                                     $   0.66
                                                                                                                         ========

Weighted average shares
 outstanding                                                                                                            5,753,709(j)
                                                                                                                        =========


                      GLENBOROUGH REALTY TRUST INCORPORATED
                            NOTES AND ADJUSTMENTS TO
               AS ADJUSTED CONSOLIDATING STATEMENTS OF OPERATIONS
                      For the Year ended December 31, 1995
                            (unaudited, in thousands)

a) Not applicable as the Company had no operations prior to the Consolidation.

b) Reflects the as adjusted historical combined statements of operations of the Partnerships and GC. See as adjusted historical combining statement of operations.

c) Reflects (i) estimated revenues and expenses related to the Company's hotels leased to and operated by GHG and (ii) the Company's equity in GHG's earnings. See as adjusted statement of hotel lessor operations and statement of operations for GHG.

d) Reflects the Company's equity in the earnings of GC of approximately $449 and GIRC of approximately $1,210.

e) Reflects the historical revenues and expenses of the GPA properties acquired.

f) Reflects a net increase in interest expense resulting from the refinancing of mortgage loans and other notes payable with borrowings of (i) $20,000 on a secured bank line with an investment bank, (ii) $10,000 on secured lines of credit with a bank and (iii) $2,650 of secured loan with a bank. The $20,000 secured bank line has a term of ten years and bears a fixed interest rate of 7.57%. The $10,000 secured bank line of credit has a term of three years and bears a variable interest rate at LIBOR plus 2.365% (7.88% at December 31, 1995). The secured loan with a bank has a term of 10 years and bears a fixed interest rate of 7.75%. The net increase in interest expense is comprised of the following:

              Increase due to new borrowings on secured
                    bank lines, lines of credit and loans        $ 2,507
              Increase due to amortization of new loan
                    origination fees                                 177
              Reduction due to repayment of mortgage
                    loans and other notes payable                 (1,910)
                                                                 -------
                         Net increase                            $   774
                                                                 =======

g)   Reflects estimated state income and franchise taxes.

h)   Reflects estimated depreciation and amortization of the GPA
     Properties acquired, based upon asset lives of 40 years.

i) Reflects GPA's approximate 13.63% ownership interest in the operations of Glenborough Properties, L.P. (the "Operating
     Partnership"), of which the Company is a 84.37% owner. GPA's minority interest is calculated as follows;

              Pro forma income before minority
                    interest of the Company               $ 4,077
              Add Company expenses before
                    Consolidation                             983
              Equity in earnings of Associated
                    Companies and management fees
                    earned by the Company                  (1,951)
              Less fees paid by the Operating
                    Partnership to the Company             (1,047)
              Pro forma income from operations
                    of the Operating Partnership            2,062
                                                          -------
                         GPA's minority interest          $   281
                                                          =======

j) Represents the weighted average shares outstanding assuming that GPA's Units in the Operating Partnership are not converted into Common Stock of the Company.


                                              GLENBOROUGH REALTY TRUST INCORPORATED
                                     AS ADJUSTED HISTORICAL COMBINING STATEMENT OF OPERATIONS
                                               For the Year ended December 31, 1995
                                                    (unaudited, in thousands)

                                                      1995
                                                   Historical                         Hotel                        Management
                                                   Combined(a)                     Operations(b)                   Operations(c)
                                                   -----------                     -----------                    ------------
Revenues:
Rental revenues                                      $  15,454                        $ (6,265)                     $     ---
Fee and reimbursements                                  16,019                             ---                        (16,019)
Interest and other                                       2,698                            (302)                          (560)
                                                      --------                        --------                       --------
   Total revenues                                       34,171                          (6,567)                       (16,579)
                                                      --------                        --------                       --------
Expenses:
Operating                                                8,576                          (4,998)                           ---
General and administrative                              15,947                             ---                        (14,361)
Depreciation and
   amortization                                          4,762                            (944)                        (1,487)
Interest expense                                         2,129                             ---                         (1,439)
Loss provision                                           1,876                             ---                         (1,013)
                                                      --------                        --------                       --------
   Total expenses                                       33,290                          (5,942)                       (18,300)
                                                      --------                        --------                       --------

Operating income (loss)                                    881                            (625)                         1,721

Income taxes                                              (357)                            ---                            357
                                                      --------                        --------                       --------
Net income (loss)                                   $      524                        $   (625)                     $   2,078
                                                      ========                        ========                       ========




















                                                           -continued-


                                              GLENBOROUGH REALTY TRUST INCORPORATED
                              AS ADJUSTED HISTORICAL COMBINING STATEMENT OF OPERATIONS - continued
                                              For the Year ended December 31, 1995
                                                    (unaudited, in thousands)

                                                                                                                    As Adjusted
                                                   Internalize                          Other                       Historical
                                                 Management (d)                      Adjustments                     Combined
                                                 --------------                     ------------                     ---------
Revenues:
Rental revenues                                    $     ---                        $     ---                        $   9,189
Fee and reimbursements                                   ---                              260 (f)                          260
Interest and other                                       ---                             (854)(e)                          982
                                                    --------                         --------                         --------
   Total revenues                                        ---                             (594)                          10,431
                                                    --------                         --------                         --------
Expenses:
Operating                                                120                              ---                            3,698
General and administrative                              (633)                             ---                              953
Depreciation and
   amortization                                          ---                              157 (f)                        2,488
Interest expense                                         ---                            1,303 (e,g)                      1,993
Loss provision                                           ---                              ---                              863
                                                    --------                         --------                         --------
   Total expenses                                       (513)                           1,460                            9,995
                                                    --------                         --------                         --------

Operating income (loss)                                  513                           (2,054)                             436

Income taxes                                             ---                              ---                              ---
                                                    --------                         --------                         --------
Net income (loss)                                   $    513                         $ (2,054)                        $    436
                                                    ========                         ========                         ========


                      GLENBOROUGH REALTY TRUST INCORPORATED
                            NOTES AND ADJUSTMENTS TO
            AS ADJUSTED HISTORICAL COMBINING STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1995
                            (unaudited, in thousands)


a) Reflects the historical combined operations of the Partnerships and GC.

b) Reflects the elimination of historical revenues and expenses of the three hotels (Arlington, Tucson and Ontario) owned by the Company, that are leased to and operated by GHG.

c) Represents the elimination of certain revenues and expenses that are included in GC's historical statements of operations due to the internalization of management.

d)      Further reflects the internalization of management including
        (i) property administration costs that were reimbursed to GC by the Partnerships, but excluded by elimination of intercompany transactions in the historical combined financial statements of the Partnerships and GC and (ii) a reduction of general and administrative expenses (including legal, accounting and investor relations) resulting from the Consolidation and internalization of management.

e) Represents the elimination of interest income and expense related to the Finley note receivable and related mortgage debt that were repaid in April 1995.

f) Reflects management fees related to Glenborough Institutional Fund I that are earned by the Company that were previously earned by GC and amortization of the related management contract.

g) Reflects the historical interest expense related to notes payable contributed by GC.


                                       GLENBOROUGH REALTY TRUST INCORPORATED
                                  AS ADJUSTED STATEMENT OF HOTEL LESSOR OPERATIONS
                                        For the year ended December 31, 1995
                                             (unaudited, in thousands)


                                                          Lease                  Other
                                                      Adjustments(a)          Adjustments              As Adjusted
                                                      -------------           -----------              -----------
Revenues:
Rental revenues                                       $       2,182         $         ---            $       2,182
Equity in earnings of GHG                                       ---                    32     (b)               32
                                                           --------              --------                 --------
        Total revenues                                        2,182                    32                    2,214
                                                           --------              --------                 --------

Expenses:
Operating                                                       275                    88     (c)              363
Depreciation and amortization                                   944                   ---                      944
                                                           --------              --------                 --------

        Total expenses                                        1,219                    88                    1,307
                                                           --------              --------                 --------

Net income (loss)                                     $         963         $         (56)           $         907
                                                           ========              ========                 ========


                      GLENBOROUGH REALTY TRUST INCORPORATED
                            NOTES AND ADJUSTMENTS TO
                AS ADJUSTED STATEMENT OF HOTEL LESSOR OPERATIONS
                      For the Year Ended December 31, 1995
                            (unaudited, in thousands)


a) Reflects the estimated lease payments, property taxes and depreciation and amortization associated with the hotels owned by the Company and leased to and operated by GHG. See as adjusted statement of operations for GHG.

b) Reflects the Company's equity in earnings of GHG. See as adjusted statement of operations for GHG.

c)      Reflects management fees to be paid by the Company to GHG.
        GHG will provide fee management services related to the Irving hotel.


                                                       GLENBOROUGH HOTEL GROUP
                                                 AS ADJUSTED STATEMENT OF OPERATIONS
                                                 For the Year Ended December 31, 1995
                                                      (unaudited, in thousands)

                                                                                         Historical (a)
                                                          --------------------------------------------------------------------------
                                                          Arlington               Tucson                Ontario            Sub-total
                                                          ---------               ------                -------             --------
Revenues:
Room revenues                                              $  2,210             $  2,667               $  1,388            $   6,265
Management fees                                                 ---                  ---                    ---                  ---
Interest and other                                               97                  121                     84                  302
                                                           --------             --------               --------             --------
        Total revenues                                        2,307                2,788                  1,472                6,567
                                                           --------             --------               --------             --------
Expenses:
Operating                                                     1,113                1,225                    869                3,207
Salaries & administration                                       615                  635                    541                1,791
Depreciation and
 amortization                                                   325                  386                    233                  944
Interest                                                        ---                  ---                    ---                  ---
Lease expense                                                   ---                  ---                    ---                  ---
                                                           --------             --------               --------             --------
        Total operating
         expenses                                             2,053                2,246                  1,643                5,942
                                                           --------             --------               --------             --------
Operating income
 (loss)                                                         254                  542                   (171)                 625
Income taxes                                                    ---                  ---                    ---                  ---
                                                           --------             --------               --------             --------

Income before minority
 interest                                                       254                  542                   (171)                 625
Minority interest                                               ---                  ---                    ---                  ---
                                                           --------             --------               --------             --------
Net income (loss)                                          $    254             $    542                $  (171)            $    625
                                                           ========             ========               ========             ========


















                                                             -continued-


                                                    GLENBOROUGH HOTEL GROUP
                                        AS ADJUSTED STATEMENT OF OPERATIONS - continued
                                              For the Year Ended December 31, 1995
                                                   (unaudited, in thousands)

                                                                                            As Adjusted
                                                                              --------------------------------------
                                                                        Lease                Other                 As Adjusted
                                                                   Adjustments(b)         Adjustments                  GHG
                                                                    ------------          ------------               --------
Revenues:
Room revenues                                                           $    ---              $    ---               $  6,265
Management fees                                                              ---                 2,225    (c)           2,225
Interest and other                                                           ---                   ---                    302
                                                                        --------              --------               --------
    Total revenues                                                           ---                 2,225                  8,792
                                                                        --------              --------               --------
Expenses:
Operating                                                                   (275)                 (644)   (d)           2,288
Salaries & administration                                                    ---                 2,320    (c)           4,111
Depreciation and amortization                                               (944)                   87    (f)              87
Interest                                                                     ---                     9                      9
Lease expense                                                              2,182                   ---                  2,182
                                                                        --------              --------               --------
    Total operating
     expenses                                                                963                 1,772                  8,677
                                                                        --------              --------               --------
Operating income
 (loss)                                                                     (963)                  453                    115
Income taxes                                                                 ---                   (46)   (g)             (46)
                                                                        --------              --------               --------
Income before minority
 interest                                                                   (963)                  407                     69
Minority interest                                                            ---                   (36)   (h)             (36)
                                                                        --------              --------               --------
Net income (loss)                                                       $   (963)             $    371               $     33
                                                                        ========              ========               ========

Preferred stock dividends                                                                                            $     98  (i)
Common stock dividends                                                                                                     23


                             GLENBOROUGH HOTEL GROUP
          NOTES AND ADJUSTMENTS TO AS ADJUSTED STATEMENTS OF OPERATIONS
                      For the Year Ended December 31, 1995
               (unaudited, in thousands, except per share amounts)

a)       Reflects the historical operations of the three hotels
         (Arlington, Tucson and Ontario) owned by the Company that are leased to and operated by GHG.

b) Reflects the estimated lease payments, property taxes and depreciation and amortization associated with the hotels owned by the Company that will be included in the operations of the Company. See as adjusted statement of hotel lessor operations for the Company.

c) Reflects management fees of $718 and reimbursement of salaries of $1,507 associated with fee management services provided to third parties and the Company related to the contracts owned by Resort Group Inc., the Irving hotel and the Outlook Income Fund 9 Hotels ("OIF 9 Hotels"). The estimated fees and reimbursements are comprised of the following:

              Resort Group, Inc.:
                      Galveston, Texas          $    347
                      Port Aransas, Texas             73
              Irving Hotel                           514
              OIF 9 Hotels                         1,291
                                                --------
                      Total                     $  2,225
                                                ========

d) Reflects the elimination of historical management fees paid by the three hotels (Arlington, Tucson and Ontario) owned by the Company resulting from the internalization of hotel management.

e) Reflects an increase in general and administrative expenses, including salaries, associated with operating as a separate entity and fee management services provided the third parties by GHG. Under the prior ownership structure general and administrative expenses were recorded at the partnership level and not at the property operating level. The increase consists of the following:

              Reimbursable salaries and benefits $ 1,507 Corporate and administrative
                      salaries and benefits               546
              Rent and other overhead, including
                      utilities                            95
              Resort Group Inc. expenses                   20
              General and administrative expenses,
                      including accounting, legal and
                      directors fees                      152
                                                     --------
                           Total                     $  2,320
                                                     ========

f)   Reflects estimated depreciation for the year ended December
     31, 1995 of furniture, equipment and buildings of $3 that will be owned by GHG, and amortization of the contracts owned by Resort Group, Inc. of $84.

g)   Reflects estimated income tax expense of GHG.

h) Reflects the approximately 20% minority ownership interest in the Resort Group Inc. held by an unaffiliated third party.

i) Reflects estimated dividends paid by GHG equal to $600 a share plus 75% of any remaining cash flow. The primary source of dividends paid by GHG will be cash flow from operations which is in excess of GHG's earnings.


                                                       GLENBOROUGH CORPORATION
                                              (FORMERLY GLENBOROUGH REALTY CORPORATION)
                                                 AS ADJUSTED STATEMENT OF OPERATIONS
                                                 For the Year Ended December 31, 1995
                                                      (unaudited, in thousands)

                                                       As Adjusted
                                                       Management               Expired             Participating           Hotel
                                                      Operations(a)           Contracts(b)          Partnerships(c)        Group(d)
                                                      -------------           -----------           -------------         --------
REVENUES:
Fees and reimbursements                                   $ 16,019              $ (1,036)             $   (186)            $ (4,331)
Interest and other                                             560                  (336)                  (98)                 (29)
                                                          --------              --------              --------             --------
      Total revenues                                        16,579                (1,372)                 (284)              (4,360)
                                                          --------              --------              --------             --------

EXPENSES:
Salaries & administration                                   14,361                (3,192)                 (697)              (3,862)
Depreciation and
 amortization                                                1,487                  (562)                 (121)                 (87)
Interest expense                                             1,439                   ---                (1,438)                 ---
Loss provision                                               1,013                (1,013)                  ---                  ---
                                                          --------              --------              --------             --------
      Total expenses                                        18,300                (4,767)               (2,256)              (3,949)
                                                          --------              --------              --------             --------

Income (loss) before provisions
    for income taxes                                        (1,721)                3,395                 1,972                 (411)
Income taxes                                                  (357)                  ---                   ---                  ---
                                                          --------              --------              --------             --------

Net income (loss)                                         $ (2,078)             $  3,395              $  1,972             $   (411)
                                                          ========              ========              ========             ========










                                                             -continued-


                                    GLENBOROUGH CORPORATION
                           (FORMERLY GLENBOROUGH REALTY CORPORATION)
                        AS ADJUSTED STATEMENT OF OPERATIONS - continued
                              For the Year Ended December 31, 1995
                                   (unaudited, in thousands)

                                                                                        As
                                                Rancon            Other              Adjusted
                                             Contracts(e)      Adjustments              GC
                                             ------------      -----------           ---------

REVENUES:
Fees and reimbursements                          $ (5,863)        $    ---            $  4,603
Interest and other                                    ---              ---                  97
                                                 --------         --------            --------
    Total revenues                                 (5,863)             ---               4,700
                                                 --------         --------            --------

EXPENSES:
Salaries & administration                          (3,118)              12   (f)         3,504
Depreciation and
 amortization                                        (717)             284   (g)           284
Interest expense                                      ---               79   (h)            80
Loss provision                                        ---              ---                 ---
                                                 --------         --------            --------
    Total expenses                                 (3,835)             375               3,868
                                                 --------         --------            --------
Income (loss) before provision
 for income taxes                                  (2,028)            (375)                832
Income taxes                                          ---               24   (i)          (333)
                                                 --------         --------            --------
Net income (loss)                                $ (2,028)        $   (351)           $    499
                                                 ========         ========            ========

Preferred stock
 dividends                                                                            $    745 (j)
Common stock
 dividends                                                                            $     38


                             GLENBOROUGH CORPORATION
                    (FORMERLY GLENBOROUGH REALTY CORPORATION)
          NOTES AND ADJUSTMENTS TO AS ADJUSTED STATEMENTS OF OPERATIONS
                      For the Year Ended December 31, 1995
               (unaudited in thousands, except per share amounts)


a) Reflects the as adjusted consolidated historical management operations of GC, GHG and GIRC.

b) Reflects the historical revenues and expenses associated with certain management contracts which expired prior to the date of Consolidation.

c) Reflects the historical revenues and expenses associated with management services provided to the Partnerships by GC which were eliminated as a result of the internalization of management.

d) Reflects the historical revenues and expenses associated with hotel management services provided to the Partnerships by GC and it's subsidiaries which were eliminated as a result of the internalization of management or are now incurred by GHG.

e) Reflects actual revenues and expenses, including salaries, benefits and other administrative costs related to the Rancon Contracts that were purchased by GC on January 1, 1995 and that were contributed to GIRC by the Company. On a historical basis such revenues and expenses were included in the operations of GC.

f) Reflects an estimated net increase of salaries and general and administrative expenses (including legal, accounting and office expenses) resulting from the Consolidation. The net increase consists of the following:

              Net increase in general and administrative
                 expenses, including accounting, legal
                 and directors fees                         $    100
              Reduction of officers' salaries                   ( 88)
                                                            --------
                      Total                                 $     12
                                                            ========

g) Reflects the estimated depreciation and amortization related to furniture and equipment and the estimated amortization of contracts.

h) Reflects the estimated interest associated with the note payable of $1,000 contributed to GC by the Company. The note payable bears interest at 9%, with interest only payments, and matures in March of 1998.

i)   Reflects estimated decrease in income tax expense of GC.

j)   Reflects dividends paid by GC equal to $0.80 per share plus
     95% of any remaining cash flow. The primary source of dividends paid by GC is cash flow from operations which is in excess of GC's earnings.


                                       GLENBOROUGH INLAND REALTY CORPORATION
                                        AS ADJUSTED STATEMENT OF OPERATIONS
                                        For the Year Ended December 31, 1995
                                             (unaudited, in thousands)

                                                    Rancon                    Other                As Adjusted
                                                Adjustments(a)             Adjustments                 GIRC
                                                 ------------              ----------               ----------

Revenues:
Fees and
 reimbursements                                     $   5,863               $     ---                $   5,863
Interest and other                                        ---                     ---                      ---
                                                     --------                --------                 --------
Total revenues                                          5,863                     ---                    5,863
                                                     --------                --------                 --------

Expenses:
Salaries &
 administration                                         3,118                    (224)   (b)             2,894
Depreciation and
 amortization                                             717                      30    (c)               747
Interest expense                                          ---                     101    (d)               101
                                                     --------                --------                 --------
           Total expenses                               3,835                     (93)                   3,742
                                                     --------                --------                 --------

Income (loss)
 before provision for
 income taxes                                           2,028                      93                    2,121

Income taxes                                              ---                    (848)   (e)              (848)
                                                     --------                --------                 --------
Net income (loss)                                    $  2,028                $   (755)                $  1,273
                                                     ========                ========                 ========
Preferred stock
 dividends                                                                                            $  1,919 (f)
Common stock
 dividends                                                                                            $    100

                      GLENBOROUGH INLAND REALTY CORPORATION
          NOTES AND ADJUSTMENTS TO AS ADJUSTED STATEMENTS OF OPERATIONS
                      For the Year Ended December 31, 1995
               (unaudited, in thousands, except per share amounts)

a) Reflects the historical management fees and expenses related to the Rancon Contracts with a carrying value of $6,813 contributed to GIRC by the Company.

b) Reflects an estimated reduction of salaries, benefits and other expenses resulting primarily from reductions in officers' salaries resulting from the Consolidation.

c) Reflects estimated depreciation of furniture and equipment contributed to GIRC by the Company.

d) Reflects the estimated interest expense associated with a note payable consisting of $2,566 contributed to GIRC by the Company and $2,100 related to the acquisition of certain land parcels. The notes payable bears interest at 9%, with interest only payments, and matures in March of 1998.

e)   Reflects estimated income tax expense of GIRC.

f) Reflects estimated dividends paid by GIRC equal to $0.80 per share plus 95% of any remaining cash flow. The primary source of dividends paid by GIRC is cash flow from operations which is in excess of GIRC's earnings.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                      GLENBOROUGH REALTY TRUST INCORPORATED



                   By: Glenborough Realty Trust Incorporated,




Date:December 30, 1996                 /s/ Andrew Batinovich
                                       Andrew Batinovich
                                       Director, Executive Vice President,
                                       Chief Operating Officer
                                       and Chief Financial Officer
                                       (Principal Financial Officer)



Date:December 30, 1996                 /s/ Terri Garnick
                                       Terri Garnick
                                       Senior Vice President,
                                       Chief Accounting Officer,
                                       Treasurer
                                       (Principal Accounting Officer)